SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement             [_]  Confidential, For Use of the
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[_]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[_]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                             ECOSCIENCE CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


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[X]  No fee required.
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________________________________________________________________________________
1)   Title of each class of securities to which transaction applies:


________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:


________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


________________________________________________________________________________
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________________________________________________________________________________
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     [_]  Fee paid previously with preliminary materials:


________________________________________________________________________________

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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


                             ECOSCIENCE CORPORATION
                                 10 Alvin Court
                        East Brunswick, New Jersey 08816
                                  732-432-8200

                                   ----------

                               NOTICE OF THE 1999
                         ANNUAL MEETING OF STOCKHOLDERS

                                  May 24, 1999

                                   ----------

To the Stockholders of
EcoScience Corporation:

     Notice is hereby given that the 1999 Annual Meeting of Stockholders of EcoScience Corporation (the "Company") will be held on Monday, May 24, 1999 at 10:00 A.M. local time at the Company's offices at 10 Alvin Court, East Brunswick, New Jersey 08816, for the following purposes:

     (1) To elect one Director to the class of Directors whose term shall expire in 2002;

     (2) To consider and act upon a proposal to adopt the Company's 1999 Stock Option Plan; and

     (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

     Reference is hereby made to the accompanying Proxy Statement for more complete information concerning the matters to be acted upon at the meeting.

     Only stockholders of record of the Company's Common Stock at the close of business on April 2, 1999 will be entitled to vote at the 1999 Annual Meeting and any adjournment thereof. All stockholders are invited to attend the meeting in person.

                                  By Order of the Board of Directors

                                  Kurt Hoffman
                                    Secretary

East Brunswick, New Jersey
May 3, 1999

HOLDERS OF RECORD OF COMMON STOCK AS OF THE RECORD DATE ARE URGED TO VOTE, SIGN, DATE AND RETURN THEIR PROXIES IN THE ENCLOSED ENVELOPE. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES. HOLDERS OF RECORD OF THE COMMON STOCK AS OF THE RECORD DATE WHO DO ATTEND THE MEETING AND WISH TO VOTE IN PERSON MAY REVOKE THEIR PROXIES.

                             ECOSCIENCE CORPORATION
                                 10 Alvin Court
                        East Brunswick, New Jersey 08816
                                 (732) 432-8200

                   PROXY STATEMENT FOR THE 1999 ANNUAL MEETING
                           OF STOCKHOLDERS TO BE HELD
                                  May 24, 1999

     This Proxy Statement and the enclosed proxy card are being furnished to stockholders of EcoScience Corporation ("EcoScience" or the "Company"), a Delaware corporation, in connection with the solicitation by the Company's Board of Directors (the "Board") of proxies to be voted at the Company's 1999 Annual Meeting of Stockholders to be held on Monday, May 24, 1999 at 10:00 A.M. local time at the Company's offices at 10 Alvin Court, East Brunswick, New Jersey 08816, and at any adjournments thereof (the "Meeting").

     This Proxy Statement and the enclosed proxy card are first being mailed or otherwise furnished to stockholders of the Company on or about May 3, 1999. Proxies may be solicited by directors, officers and employees of the Company by mail, by telephone, in person or otherwise. No such person will receive additional compensation for such solicitation. In addition, the Company will request banks, brokers, and other custodians, nominees, and fiduciaries to forward proxy materials to the beneficial owners of Common Stock and obtain voting instructions from such beneficial owners. The Company will reimburse those firms for their reasonable expenses in forwarding proxy materials and obtaining voting instructions. The Company's Annual Report to Stockholders for the six month transition period ended January 3, 1999 is being mailed to the stockholders with this Proxy Statement but does not constitute a part hereof.

     When the proxy card of a stockholder is duly executed and returned, the shares represented thereby will be voted in accordance with the voting instructions given on the proxy by the stockholder. If no such voting instructions are given on a proxy card with respect to the proposal, the shares represented by the proxy card will be voted (i) FOR the election of the nominee for Director named herein, (ii) FOR the proposal to adopt the Company's 1999 Stock Option Plan and (iii) with respect to other proposals, in accordance with the recommendations of the Board. Stockholders may revoke their proxies at any time prior to any vote at the Meeting by giving written notice to the Secretary of the Company at or before the Meeting, by submission of a duly executed proxy card bearing a later date, or by voting in person by ballot at the Meeting.

                                VOTING SECURITIES

     Holders of Common Stock of record on the books of the Company at the close of business on April 2, 1999 (the "Record Date") are entitled to notice of and to vote at the Meeting. At the Record Date, there were issued and outstanding 12,619,264 shares of Common Stock, each of which entitles the holder to one vote on each matter submitted to a vote at the Meeting. An affirmative vote of a majority of the votes cast in person or represented by proxy is required for the approval of the proposal to adopt the 1999 Stock Option Plan. A plurality of the votes cast in person and represented by proxy at the Meeting is required for the election of the Director.

     All votes will be tabulated by the inspector of election appointed at the Meeting who will separately tabulate affirmative votes, negative votes, authority withheld for any nominee for Director, abstentions and broker non-votes. Any proxy submitted and containing an abstention or broker non-vote will not affect the outcome of the vote.

                              ELECTION OF DIRECTORS

     The By-Laws of the Company provide for a Board consisting of such number of Directors, not fewer than three, as shall be fixed from time to time by the Board. The Board is divided into three classes, with each class to hold office for a term of three years and the term of office of one class to expire each year. The Board has fixed the number of Directors to constitute the full Board for the ensuing year at five. The Company's Restated Certificate of Incorporation provides that Directors are elected for a term of office to expire at the third succeeding annual meeting of stockholders following their election. In addition, the Restated Certificate of Incorporation provides that any Director appointed to fill a vacancy shall hold office until the next election of the class for which such Director has been chosen and until his successor is elected and qualified. A Special Meeting of Stockholders in lieu of the 1997 Annual Meeting of Stockholders was held on September 10, 1998. As a result, the Company did not hold a 1998 Annual Meeting of Stockholders. In accordance with the Restated Certificate of Incorporation, one Director is to be elected at the Meeting. The terms of two Directors will expire at the 2000 Annual Meeting and the terms of two Directors will expire at the 2001 Annual Meeting.

     Thomas A. Montanti is the sole Director whose term expires at this year's Meeting. The Board has nominated Mr. Montanti for election to the class of Directors whose term expires at the 2002 Annual Meeting.

     Shares represented by proxies will be voted FOR the election of Mr. Montanti as Director unless otherwise specified in the proxy. If Mr. Montanti should, for any reason not now anticipated, not be available to serve as Director, proxies will be voted FOR such other candidate as may be designated by the Board unless the Board reduces the number of Directors. The Board has no reason to believe that Mr. Montanti will be unable to serve if elected.

     Set forth below is certain information with respect to Mr. Montanti and those Directors whose terms of office will continue after the Meeting.

Nominee for Election for a Three Year Term Expiring at the 2002 Annual Meeting

     Thomas A. Montanti

     Thomas A. Montanti, age 74, has served as a Director of the Company since September 1998, when he was elected to serve as a Director by the Board pursuant to certain agreements made by the Company in connection with the merger transaction (the "Merger") pursuant to which the Company acquired Agro Power Development, Inc. ("APD") (see "Certain Transactions"). Mr. Montanti, a co-founder of APD, served as Chairman of the Board and a Director of APD from its inception in 1990 until the completion of the Merger. He is the father-in-law of Mr. DeGiglio. Mr. Montanti co-founded Agro Dynamics, Inc. ("AGRO Dynamics") in 1984. Agro Dynamics was acquired by the Company in 1992. Currently, Mr. Montanti is President of NYPCO Industries, Inc., and New York Protective Coverings Industry, Inc., each of which is located in New York and distributes building products and provides specialized insulation contracting to the marine and power generating industries.

Directors Continuing in Office Until the 2000 Annual Meeting

     Albert W. Vanzeyst

     Albert W. Vanzeyst, age 53, has served as a Director of the Company since September 1998, when he was elected to serve as a Director and Executive Vice President by the Board pursuant to certain agreements made by the Company in connection with the Merger. Mr. Vanzeyst, a co-founder of APD, has been Chief Operating Officer and a Director of APD since its inception in 1990. In January 1997, he also assumed the role of President of APD. Mr. Vanzeyst has 30 years of greenhouse design, engineering and construction experience spanning several countries, crops and climates throughout the world. Between 1984 and 1990, Mr. Vanzeyst was President of Dace U.S.A., Inc., a subsidiary of Dace International, Inc., an international turn-key greenhouse construction company. Prior thereto, he participated in the development, design and construction of numerous greenhouse operations in several countries throughout the world. Mr. Vanzeyst holds a degree in Foreign Trade and International Commerce from Handelavond College in the Netherlands.

     Heinz K. Wehner

     Mr. Wehner, age 67, has served as a Director of the Company since March 1993. From March 1976 to June 1992, Mr. Wehner served in several management positions with Chemagro Corporation and Mobay Corporation, both subsidiaries of Bayer A.G. in Germany and, most recently, Bayer Corporation, where he served as President of the Agricultural, Animal Health and Consumer Products Divisions. Previously, he held several management positions with Bayer Quimicas Unidas S.A. in Peru, including Vice President of the Agricultural Chemicals and Animal Health Division, and with Bayer de Mexico S.A., including Vice President of the Crop Protection and Consumer Products Division. Mr. Wehner is an advisory director for the Commerce Bank of Kansas City, N.A. in Kansas City, Missouri. Mr. Wehner attended Escuelas Americanas in Peru where he studied business administration.

Directors Continuing in Office until the 2001 Annual Meeting.

     Michael A. DeGiglio

     Michael A. DeGiglio, age 44, has served as a Director of the Company since November 1996, when he was elected to serve as a Director by the Board. Mr. DeGiglio joined the Company upon its acquisition of AGRO Dynamics in November 1992, and served as Chief Executive Officer of AGRO Dynamics until November 1998. In July 1995, Mr. DeGiglio assumed the offices of President and Chief Executive Officer of the Company. From 1984 until 1992, Mr. DeGiglio was employed by AGRO Dynamics, where he served as Chief Executive Officer. Prior to co-founding AGRO Dynamics, Mr. DeGiglio was Vice President of International Sales for NYPCO International, Inc. Mr. DeGiglio served on active duty in the United States Navy as an Officer and Jet Aviator from July 1976 through January 1983, and the Naval Air Reserves from 1983 to present, currently holding the rank of Captain with the United States Naval Reserve. Throughout his Naval career, he has held various department head positions, completed a tour as Commanding Officer of a Jet Aviation Squadron, performed multiple tours overseas, and has completed numerous Senior Advanced Management courses. Mr. DeGiglio is a co-founder of APD and has served as Chief Executive Officer of APD since its inception in 1990. He served as President of APD until January 1997. Mr. DeGiglio received a B.S. in Aeronautical Science and Aviation Management from Embry Riddle Aeronautical University.

     David J. Ryan

     Mr. Ryan, age 43, has served as a Director of the Company since 1988. Since 1983, Mr. Ryan has been a General Partner of Copley Venture Partners, an affiliate of Copley Partners 2, L.P., a venture capital investor in EcoScience. Mr. Ryan has also been a Managing Partner of Mission Ventures, L.P. since 1997. Prior to his involvement in venture capital, Mr. Ryan spent five years with Medusa Corporation, a Midwest based manufacturer of industrial and building products, in several financial and operating capacities. Mr. Ryan also serves as a director of Mulberry Child Care Centers and other private companies. Mr. Ryan holds a B.S. from Northeastern University and an M.B.A. from Case Western Reserve University.

Meetings and Committees of the Board of Directors

     The Board held five regular and two telephonic meetings during the twelve month period ended January 3, 1999. Each of the Directors attended at least 75% of the Board meetings and meetings of committees of the Board of which he was a member.

     During the twelve month period ended January 3, 1999, the Company had three standing committees: the Audit Committee, the Compensation Committee and the Strategic Alternatives Committee.

     The Audit Committee consists of Messrs. Ryan and Wehner. During the twelve month period ended January 3, 1999, the full Board performed the functions of the Audit Committee which included interactions with the Company's independent accountants to review the scope of the annual audit, to discuss the adequacy of internal accounting controls and procedures, and to perform general oversight with respect to the accounting principles applied in the financial reporting of the Company.

     The Compensation Committee's functions are to recommend to the full Board the amount, character and method of payment of compensation to all executive officers and certain other key employees of the Company and to administer the Company's stock option plans. The Compensation Committee consists of Messrs. Ryan and Wehner. The Compensation Committee held one meeting during the twelve month period ended January 3, 1999.

     In fiscal 1995, the Board appointed Mr. Ryan and two former Directors of the Company (E. Andrews Grinstead and Kenneth S. Boger) to serve on a Strategic Alternatives Committee to investigate strategic alternatives available to the Company, including mergers, acquisitions and technology licensing opportunities. The Strategic Alternatives Committee held two meetings during the twelve month period ended January 3, 1999. The Strategic Alternatives Committee was disbanded following the Merger.

     In November 1998, the Board established the Executive Committee, which consists of Michael A. DeGiglio and David J. Ryan. During the interval between Board meetings and when the Board is not otherwise in session, the Executive Committee is authorized to exercise all powers of the Board in the management of the Company which may be lawfully delegated to it by the Board. No meetings of the Executive Committee were held during the twelve month period ended January 3, 1999.

Board Recommendation

     The Board recommends that the stockholders VOTE FOR the election of the nominee to the Board of Directors. A plurality of the votes cast in person or represented by proxy at the Meeting is required to elect each nominee as Director.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

     The following table sets forth information regarding beneficial ownership of the Common Stock as of April 2, 1999 by: (i) each person known to EcoScience to be the beneficial owner of more than 5% of the Common Stock on that date,
(ii) each Director, (iii) each current executive officer, and (iv) all Directors and executive officers as a group.

                                                                              Shares
                            Name and Address                               Beneficially        Percent of
                          of Beneficial Owners                                Owned(1)           Class
---------------------------------------------------------------------      ------------        ----------
Michael A. DeGiglio(2)...............................................         3,363,976            26.5%
Albert Vanzeyst(3)...................................................         2,941,811            23.3%
Thomas Montanti(4)...................................................         2,537,324            20.1%
David J. Ryan(5).....................................................           172,586             1.4%
Heinz K. Wehner(6)...................................................             8,000             *
David W. Miller(7)...................................................            25,772             *
J. Kevin Cobb........................................................           235,767             1.9%
Kurt Hoffman(8)......................................................             1,300             *
Cogentrix Delaware Holdings, Inc.....................................         1,000,000             7.9%
 1105 North Market Street, Suite 1108
 Wilmington, Delaware  19801
All Directors and executive officers
   as a group (8 persons) (9)........................................         9,302,236            73.1%

----------
*    Less than 1%.

(1) Information with respect to beneficial ownership is based upon information furnished to the Company by each stockholder included in this table. Except as indicated in the notes to the table, each stockholder included in the table has sole voting and investment power with respect to the shares shown to be beneficially owned by him. Pursuant to the rules of the Securities and Exchange Commission, shares of Common Stock which an individual or member of a group has a right to acquire within 60 days of April 2, 1999 pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

(2) Includes 166,593 shares held by Mr. DeGiglio's wife, as to which Mr. DeGiglio disclaims beneficial ownership, 518,900 shares held in trust for the benefit of Mr. DeGiglio's children that Mr. DeGiglio has no right to vote and as to which he disclaims beneficial ownership, and 64,000 shares issuable upon the exercise of stock options.

(3)  Includes  153,095 shares held in custody for Mr.  Vanzeyst's child that Mr.
     Vanzeyst has no right to vote and as to which he disclaims beneficial ownership.

(4) Includes 4,231 shares held by Mr. Montanti's wife, as to which Mr. Montanti disclaims beneficial ownership.

(5) Includes 8,000 shares of Common Stock issuable upon exercise of warrants, and 151,253 and 13,333 shares of Common Stock held and issuable upon exercise of a warrant, respectively, by Copley Partners 2, L.P. Copley Venture Partners L.P., a limited partnership of which Mr. Ryan is a general partner, is a general partner of Copley Partners 2, L.P.

(6) Consists solely of shares of Common Stock issuable upon exercise of warrants.

(7) Includes 21,000 shares of Common Stock issuable upon exercise of stock options.

(8) Includes 1,300 shares of Common Stock issuable upon exercise of stock options.

(9) Includes an aggregate of 107,633 shares of Common Stock issuable upon exercise of stock options and warrants. Share amount includes 151,253 and 13,333 shares of Common Stock held and issuable upon exercise of a warrant, respectively, by Copley Partners 2, L.P., for a total of 164,586 shares or 1.4% of total shares of Common Stock outstanding. Copley Venture Partners L.P., a limited partnership of which Mr. Ryan is a general partner, is a general partner of Copley Partners 2, L.P.

     The mailing address for each of the stockholders listed above whose address was not supplied in the table is c/o EcoScience Corporation, 10 Alvin Court, East Brunswick, New Jersey 08816.

Executive Compensation

     The following table provides certain summary information regarding compensation paid by the Company during the twelve month period ended January 3, 1999 and the fiscal years ended June 30, 1998 and 1997 to the Company's Chief Executive Officer and to each of the other executive officers of the Company, whose annual compensation and bonus for the twelve month period ended January 31, 1999 exceeded $100,000 (together with the Chief Executive Officer, the "Named Executive Officers").

                                                                                                     Long Term
                                                           Annual Compensation                  Compensation Awards
                                               -------------------------------------------      -------------------
                                                                                                  Number of Shares
                                               Twelve Months                                      Underlying Stock
        Name and Principal Position              Ended (1)        Salary($)       Bonus($)         Options(#)(2)
-----------------------------------------      -------------      ---------       --------         -------------
Michael A. DeGiglio.....................          1/03/99          $168,750 (3)       --                  --
    President and Chief Executive Officer         6/30/98           150,000        25,000                 --
     and Director                                 6/30/97           140,000        25,000             20,000

Harold A. Joannidi......................          1/03/99           102,000         8,000                 --
    Former Treasurer, Corporate                   6/30/98           102,000         8,000                 --
     Controller and Secretary(4)                  6/30/97            93,500            --             10,000

David W. Miller.........................          1/03/99           114,500         3,500                 --
    Senior Vice President and Chief               6/30/98           114,500         3,500                 --
     Technology Officer                           6/30/97           106,167          ----             11,000

(1) In 1998, the Company changed its fiscal year from the twelve month period ending June 30 of each year to a fiscal year which ends on the Sunday nearest December 31 of each year. As a result, the information presented for the twelve months ended January 3, 1999 and the twelve months ended June 30, 1998 reflects a six month overlap.

(2) As adjusted to reflect the one-for-five reverse stock split effected September 30, 1998.

(3) Excludes $56,250 of compensation paid to Mr. DeGiglio by APD during the nine month period ending September 30, 1998 (the effective date of the Merger).

(4)  Mr. Joannidi's employment with the Company terminated in April 1999.

Compensation of Directors

     Each Director who is not an employee of the Company receives an annual retainer of $5,000 for Board service, plus $750 for each Board meeting attended, $375 for each telephonic Board meeting which lasts more than one hour and $500 for each Committee meeting attended, plus expenses. Those Directors who are employees of the Company do not receive any compensation for their services as Directors.

     Each non-employee Director (other than Mr. Montanti who was apppointed to the Board in connection with the Merger) when first elected or appointed to the Board receives a warrant to purchase 20,000 shares of Common Stock at an exercise price equal to the fair market value on the grant date. These warrants vest at the rate of 20 percent on the grant date and on the first anniversary of the grant date and 30 percent on the second and third anniversaries of the grant date. Warrants granted to Directors of the Company expire five years after the date of grant.

Compensation Committee Interlocks and Insider Participation

     The Compensation Committee currently consists of two independent directors, David J. Ryan and Heinz K. Wehner. No such person was an officer or employee of the Company during the twelve month period ended January 3, 1999 or was formerly an officer or employee of the Company.

                      REPORT OF THE COMPENSATION COMMITTEE

     The Board of Directors has delegated to its Compensation Committee (the "Committee") the responsibility and authority to administer executive compensation policies for all executive officers of the Company, including the Chief Executive Officer. The Committee's recommendations as to compensation for executive officers of the Company are subject to approval by the full Board of Directors of the Company.

     This report sets forth the policies used by the Committee in determining the compensation paid by the Company to its executive officers, including the Chief Executive Officer, for the twelve-month period ended January 3, 1999.

Summary Philosophy and Overall Objectives of Executive Compensation

     EcoScience seeks to encourage and reward the efforts of its executives officers for the achievement of corporate objectives and performance goals by blending base salary, bonuses and long-term incentive compensation in the form of stock options. EcoScience's executive compensation program seeks to accomplish several major goals:

     o    Recruit and retain highly qualified executive officers.

     o    Motivate   executive   officers   to  achieve   specified   individual
          performance objectives and Company wide goals, and to reward them when these objectives and goals are achieved.

     o Align the financial interests of executive officers with the long-term interests of the Company's stockholders.

Base Salary

     Factors considered when determining the base salary for an officer of the Company include the position of the officer, the amount of responsibility associated with such position, past performance of such responsibilities, dedication to the pursuit of achieving individual and Company goals and the overall results of the Company. No adjustments were made to the base salary of executive officers during the twelve month period ended January 3, 1999, except the adjustment made to Mr. DeGiglio's salary following the Merger which is discussed below under "Chief Executive Officer Compensation."

Bonuses

     In fiscal 1993, the Company established an executive officer incentive bonus program (the "Bonus Program"), payable in cash and in Common Stock of the Company, to reward executive officers when the Company achieves certain objectives and when an executive officer's area of responsibility meets its predetermined goals. All executive officers, including the Chief Executive Officer, are eligible to receive bonuses under the Bonus Program. During the twelve months ended January 3, 1999, Messrs. Joannidi and Miller received bonuses of $8,000, and $3,500, respectfully. No bonus was awarded to Mr. DeGiglio during this period.

Long-Term Incentive Compensation

     The Company's 1991 Stock Option Plan (the "Plan") was established to provide all employees of the Company with an opportunity to share in the growth of the Company along with its stockholders, and to encourage employees to remain with the Company and work toward its long-term success.

     During the year ended January 3, 1999, there were no options granted under the Company's 1991 Stock Option Plan to the Named Executive Officers. The 1999 Option Plan was established to replace the 1991 Option Plan, subject to the approval of the Company's stockholders. Stock option grants for executive officers are determined by evaluating the performance of the individuals reviewed, their contributions to the performance of the Company, their responsibilities, experience and potential, their period of service at current salary and compensation practices for comparable positions at other companies. Financial results, nonfinancial measures and the Chief Executive Officer's evaluation of other executive officers are considered. Historically, stock option grants were also made to employees upon the commencement of employment. If the proposal to adopt the 1999 Stock Option Plan is approved by the Company's stockholders, no further options will be granted under the 1991 Option Plan.

Chief Executive Officer Compensation

     Following the Merger, Mr. DeGiglio's annual base salary was increased to $225,000, an increase of $75,000 or 50% of his annual base salary prior to the Merger. Mr. DeGiglio subsequently volunteered to reduce his annual base salary to $195,00, effective April 16, 1999, in recognition of the Company's liquidity position. In making the salary adjustment following the Merger, the Committee considered (i) the annual salary paid to Mr. DeGiglio by APD prior to the Merger, (ii) the additional responsibilities which Mr. DeGiglio would assume following the Merger as a result of the integration of the businesses of EcoScience and APD, (iii) the contributions made by Mr. DeGiglio to the completion of the Merger and (iv) Mr. DeGiglio's contributions to the Company's operational advancements during the 12 months ended January 3, 1999 and the fiscal year ended June 30, 1998. The Committee did not award Mr. DeGiglio a bonus or grant him any options to purchase shares of Common Stock for the twelve months ended January 3, 1999.

Internal Revenue Code Limitation on Deductibility of Executive Compensation

     Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to public companies for compensation in excess of $1,000,000 paid during any fiscal year to the Company's Chief Executive Officer or four other most highly compensated executive officers. Qualified performance based compensation is not included in the $1,000,000 limit. The Committee believes that the Company's 1991 Stock Option Plan and, if the proposal to adopt the 1999 Stock Option Plan is approved by the Company's stockholders, the Company's 1999 Stock Option Plan would qualify as performance based compensation plans.

                                Submitted by the
                             Compensation Committee

                                  David J. Ryan
                                 Heinz K. Wehner

                              CORPORATE PERFORMANCE

     The following graph compares the cumulative total stockholder return (stock price appreciation plus reinvested dividends) on the Company's Common Stock with the cumulative total return (including reinvested dividends) on the Nasdaq Stock Market Index and a peer group (the "Peer Group") index (see note 1 below) selected by the Company for the five years ending December 31, 1998.

                COMPARISON OF FIVE YEAR COMULATIVE TOTAL RETURN*
                 AMONG ECOSCIENCE CORPORATION, A PEER GROUP AND
                             THE NASDAQ STOCK MARKET

                                                           Nasdaq Stock Market
    Date        EcoScience Corporation     Peer Group         (U.S.) Index
-------------   ----------------------     ----------         ------------
December 1993          100.00                100.00             100.00
December 1994           33.33                 56.14             104.99
December 1995           15.63                 28.88             136.18
December 1996           17.19                 16.75             169.23
December 1997           26.04                 14.95             207.00
December 1998           13.75                 11.66             291.96

* $100 invested on December 31, 1993 in stock or index including reinvestment of dividends for fiscal years ended June 30.

(1) The Company selected Peer Group consists of Ecogen Inc. and Verdant Brands Inc. (formerly Ringer Corporation). Two companies included in the peer group identified in the Company's Proxy Statement For the Special Meeting in lieu of the 1997 Annual Meeting of Stockholders, Consep, Inc. and Mycogen, Inc., have been acquired and are no longer traded as independent entities.

                 Certain Relationships and Related Transactions

     On September 30, 1998, the Company issued 9,421,487 shares of the Company's Common Stock, $0.01 par value, to the holders of the Common Stock of Agro Power Development, Inc., a privately held New York corporation ("APDNY"), pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), which provided for the merger of APDNY with and into a newly formed, wholly owned subsidiary of the Company, which, at the effective time of the Merger changed its name to Agro Power Development, Inc. Pursuant to the Merger Agreement, the stockholders of APDNY received 30,619.067 shares of the Company's Common Stock for each outstanding share of APDNY. In addition, on September 30, 1998, the Company issued 99,000 shares of Common Stock to certain stockholders of APDNY for their entire 50% interest in Village Farms of Morocco, S.A., a Moroccan company, as provided for in the Merger Agreement (the "Morocco Transaction"). The shares of Common Stock issued to the stockholders of APDNY pursuant to the Merger
Agreement represented approximately 80% of the outstanding shares of the Company, on a fully diluted basis, at the effective time of the Merger.

     Prior to the Merger, Michael A. DeGiglio, President, Chief Executive Officer and a director of the Company owned beneficially (or may have been deemed to own beneficially) 366,075 shares of Common Stock representing 3.4% of the outstanding capital stock of the Company. Mr. DeGiglio was also Chief Executive Officer and a Director of APD; he served as its President until January 1997. Prior to the Merger Mr. DeGiglio owned beneficially approximately 106 shares of the Common Stock of APD, representing 34.5% of the outstanding capital stock thereof. Mr. DeGiglio and his wife and children were issued an aggregate of 3,287,011 shares in connection with the Merger and the Morocco Transaction.

     Prior to the Merger, Albert Vanzeyst, a stockholder, director and executive officer of APD owned beneficially approximately 95 shares of the Common Stock of APD, representing 30.9% of the outstanding capital stock thereof. Mr. Vanzeyst and members of his family were issued 3,061,906 shares in connection with the Merger and the Morocco Transaction. As of the effective date of the Merger, Mr. Vanzeyst became a Director and Executive Vice President of the Company.

     Prior to the Merger, Thomas Montanti, a stockholder, Director and Chairman of the Board of APD, and the father-in-law of Mr. DeGiglio, owned beneficially approximately 82 shares of the Common Stock of APD, representing 26.5% of the outstanding capital stock thereof. Mr. Montanti and members of his family (excluding Mr. DeGiglio and Mr. DeGiglio's wife and children) were issued 2,902,803 shares in connection with the Merger and the Morocco Transaction. As of the effective date of the Merger, Mr. Montanti became a Director of the Company.

     Prior to the Merger, J. Kevin Cobb, a stockholder and Senior Vice President
- Corporate Development of APD owned beneficially 7-7/10 shares of the Common Stock of APD, representing 2.5% of the outstanding capital stock thereof. Mr. Cobb was issued 235,767 shares in connection with the Merger. As of the effective date of the Merger, Mr. Cobb became Senior Vice President Corporate Development of the Company.

     Prior to the Merger between the Company and APD, the Company, during the nine months ended September 30, 1998, sold products to APD, its largest customer, in the amount of $4,216,000.

     The Company and APD share certain facilities and other costs for which the Company, prior to the Merger between the Company and APD, charged APD $31,500 during the nine months ended September 30, 1998. APD was charged occupancy costs, including facility lease, utilities and other costs, based on its proportionate occupancy and usage. In addition, certain employees of each company performed shared duties. Each of the Company and APD contributed that portion of each such employee's salary that reflects the proportionate amount of work done for that entity.

     The Company's management believes that prices and fees charged to APD for products, facilities, and costs prior to the Merger were consistent with what would have been charged in arm's length transactions.

Options Grants in the Last Fiscal Year

     During the twelve month period ended January 3, 1999, there were no options granted under the Company's stock option plans to the Named Executive Officers.

Aggregate Option Exercises in Twelve Months Ended January 3, 1999 and Year End Option Values

     The following table provides certain information with respect to options to purchase Common Stock held by the Named Executive Officers at January 3, 1999.

                       Number of Securities Underlying Unexercised Options at
                                       January 3, 1999 (#)
                                       -------------------
       Name             Exercisable                 Unexercisable
       ----             -----------                 -------------
Michael A. DeGiglio       64,000                         --
Harold A. Joannidi        17,000                         --
David W. Miller           21,000                         --

     On December 31, 1998 (the last trading day prior to January 3, 1999), the exercise price of each of the options listed in the table set forth above exceeded the closing price of the Common Stock ($4.125 per share) on the Nasdaq Stock Market. No options were exercised by the Named Executive Officers during the twelve month period ended January 3, 1999.

                             PROPOSAL TO APPROVE THE
                  ECOSCIENCE CORPORATION 1999 STOCK OPTION PLAN

     Introduction. Effective December 17, 1998, the Board of Directors adopted the EcoScience Corporation 1999 Stock Option Plan (the "1999 Stock Option Plan"), subject to the approval of the plan by the stockholders of the Company. The 1999 Stock Option Plan will provide for the granting of non-qualified and incentive stock options to eligible employees and independent contractors of the Company. The Board of Directors believes that the 1999 Stock Option Plan can be an effective means of providing additional remuneration for services rendered to the Company by eligible participants and encourage those participants to invest in the capital stock of the Company. This investment will increase the proprietary interest of eligible participants in the Company's businesses, while encouraging their personal interest in the continued success and progress of the Company. The plan is intended to (i) attract persons of exceptional ability and leadership qualities to become officers and employees of the Company, and (ii) induce independent contractors to agree to provide services to the Company.

     The aggregate number of shares of Common Stock reserved for issuance under the 1999 Stock Option Plan is 1,800,000 shares, which amount shall be reduced by the number of shares issued under the 1991 Stock Option Plan. The summary of the 1999 Stock Option Plan set forth below is qualified by reference to the full text thereof which is attached hereto as Appendix A.

     Administration. The 1999 Stock Option Plan will be administered by the Compensation Committee of the Board of Directors. The Committee will have the power to interpret the 1999 Stock Option Plan, to prescribe, amend and rescind rules and regulations relating to the plan, to determine the terms and prices at which options will be granted under the plan and to determine the employees and independent contractors of the Company who will be selected as participants in the plan.

     Effective Date and Term of Plan. If approved by the Company's shareholders, the 1999 Stock Option Plan will be deemed effective on December 17, 1998. The 1997 Stock Option Plan will terminate on December 27, 2008. No stock option may be granted under the 1999 Stock Option Plan after the termination date, but options previously granted may extend beyond such date.

     Eligibility. The Committee may grant options under the 1999 Stock Option Plan to employees (including officers and directors) or independent contractors of the Company or any subsidiary of the Company. In addition, all members of the Compensation Committee are eligible to receive options while serving on the Compensation Committee, subject to applicable provisions of the Securities Exchange Act of 1934 and the rules promulgated thereunder.

     The Stock Options. Both "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), ( "Incentive Stock Options") and non-incentive stock options ("Non-Qualified Options") may be granted under the 1999 Stock Option Plan. The exercise price of an option granted under the 1999 Stock Option Plan may not be less than the fair market value of a share of Common Stock (or 110% of fair market value in the case of an Incentive Stock Option granted to a 10% shareholder) on the date of grant. Options granted under the 1999 Stock Option Plan will be non-transferable, except by will or the laws of descent and distribution or pursuant to a domestic relations order. The Committee may, however, provide in an applicable option agreement evidencing Non-Qualified Options that the holder thereof may transfer, assign or otherwise dispose of his options (i) to his spouse, parents, siblings or lineal descendents, (ii) to a trust for the benefit of the optionee and any of the foregoing, or (iii) to any corporation or partnership controlled by the holder. All such transfers are subject to such conditions or limitations as the Committee may establish to ensure compliance with any rule promulgated pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"), or for other purposes. The Compensation Committee will specify the date or dates all options will be exercisable. No option, however, may be exercised within six (6) months of the date of the option agreement evidencing such options, subject to acceleration upon the occurrence of certain events.

     Under the 1999 Stock Option Plan, no individual may be granted in any fiscal year of the Company options covering more than 250,000 shares.

     Payment for shares as to which an option is exercised may be made by (i) cash, (ii) check, (iii) promissory note, (iv) shares of Common Stock, (v) the delivery, together with a properly executed exercise notice, of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the purchase price, (vi) any combination of the foregoing, or (vii) any other method of payment permitted by the Delaware General Corporation Law. To the extent the option exercise price may be paid in shares, shares delivered by the holder may be (i) upon the exercise of an Incentive Stock Option, shares which were received by the holder upon exercise of one or more previously exercised Incentive Stock Options, but only if such shares have been held by the holder for six months, or (ii) shares which were received by the holder upon exercise of one or more Non-Qualified Options, but only if such shares have been held by the holder for at least six months.

     At the time of exercise of any Non-Qualified Option, the holder thereof will be required to pay to the Company an amount necessary to satisfy the Company's obligations to withhold federal or state income tax, or other taxes, incurred by reason of the exercise or the transfer of shares.

     In the event of any "Approved Transaction," "Control Purchase," or "Board Change", all outstanding options granted under the plan will become immediately exercisable, except as when provided for differently in the option agreement evidencing such options.

     "Approved Transaction" means any transaction in which the Board (or, if approval of the Board is not required as a matter of law, the stockholders of the Company) shall approve (i) any merger, consolidation or binding share exchange of the Company, pursuant to which shares of common stock of the Company would be changed or converted into or exchanged for cash, securities or other property, other than any such transaction in which the common stockholders of the Company immediately prior to such transaction have the same proportionate ownership of the common stock of, and voting power with respect to, the surviving corporation immediately after such transaction, (ii) the adoption of any plan or proposal for the liquidation or dissolution of the Company, or (iii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company.

     "Control Purchase" means any transaction (or series of related transactions) in which (i) any person (as such term is defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), corporation or other entity (other than the Company, any Subsidiary or any employee benefit plan sponsored by the Company or any Subsidiary) shall purchase any common stock of the Company (or securities convertible into common stock of the Company) for cash, securities or any other consideration pursuant to a tender offer or exchange offer, without the prior consent of the Board, or (ii) any person (as such term is so defined), corporation or other entity (other than the Company, any Subsidiary, any employee benefit plan sponsored by the Company or any Subsidiary, or any Controlling Person (as defined below)) shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the then outstanding securities of the Company ordinarily having the right to vote in the election of directors, other than in a transaction (or series of related transactions) approved by the Board. For purposes of this definition, "Controlling Person" means (a) each of the Chairman of the Board, the President and each of the Directors of the Company as of the effective date of the plan, and (b) the respective family members, estates and heirs of each of the persons referred to in clause (a) above and any trust or other investment vehicle for the primary benefit of any of such persons or their respective family members or heirs.

     "Board Change" means, during any period of two consecutive years, individuals who at the beginning of such period constituted the entire Board cease for any reason to constitute a majority thereof, unless the election, or the nomination for election, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

     At the discretion of the Compensation Committee, an option agreement may provide that the holder thereof has the right to acquire upon exercise of an option (an "Original Option"), a

Replacement Option. An Original Option which provides for the grant of a Replacement Option entitles the holder, upon exercise of the Original Option (in whole or in part), to a Replacement Option, provided that the holder is still an employee of the Company and satisfies the option price either wholly or partially in shares of Common Stock. All Replacement Options are subject to the following terms: (i) the number of shares subject to the Replacement Option is not to exceed the option price of the Original Option; (ii) the date of grant will be the date of exercise of the Original Option; (iii) the option price will be the Fair Market Value on the date of grant; (iv) the Replacement Option will be exercisable no earlier than two (2) years after the date of grant; (v) the term of the Replacement Option cannot extend beyond the term of the Original Option; and (vi) the Replacement Option will be a Non-Qualified Option.

     Certain Federal Income Tax Consequences of the 1999 Stock Option Plan. The following description of certain Federal income tax consequences of the 1999 Stock Option Plan is based upon current statutes, regulations and interpretations and does not include State or local income tax consequences applicable to a person who receives a stock option or acquires Common Stock under the 1999 Stock Option Plan.

     Neither the option holder nor the Company will incur any Federal income tax consequences as a result of the grant of an Incentive Stock Option or a Non-Qualified Option under the 1999 Stock Option Plan, nor will the Company be entitled to a tax deduction as a result of the grant.

     The exercise of an Incentive Stock Option will not result in income for the employee exercising the option if the employee does not dispose of the shares of Common Stock acquired within two years of the date of grant of the option and one year after the transfer of the shares of Common Stock upon exercise, and if the employee is an employee of the Company or a subsidiary of the Company from the date of grant until three months from the date of exercise. If these requirements are met, the basis of the shares of Common Stock would be the exercise price. Any gain related to the subsequent disposition of the shares of Common Stock would be taxed to the employee as long-term capital gain and the Company would not be entitled to any deduction. The excess of the market value on the date of exercise over the exercise price is an item of tax preference, potentially subject to the alternative minimum tax.

     If an employee should dispose of the shares of Common Stock acquired upon the exercise of an Incentive Stock Option prior to the expiration of either of the designated holding periods (a "disqualifying disposition"), the employee would recognize ordinary income and the Company would be entitled to a business deduction in an amount equal to the lesser of the fair market value of the shares of Common Stock on the exercise date minus the option exercise price or the amount realized on disposition minus the option exercise price.

     No income tax deduction will be allowed to the Company with respect to shares of Common Stock purchased by a participant through the exercise of an Incentive Stock Option, provided there is no "disqualifying disposition" as described above. In the event of a "disqualifying disposition," the Company is entitled to a tax deduction equal to the amount of ordinary income recognized by the participant.

     When a Non-Qualified Option is exercised, the participant will generally be deemed to have received an amount of ordinary income equal to the excess of the fair market value of the shares of Common Stock purchased on the date of exercise over the exercise price. The disposition of shares acquired upon exercise of a Non-Qualified Option will generally result in a capital gain or loss for the optionee, but will have no tax consequences for the Company. Such capital gain or loss will be long-term gain or loss if the sale occurs more than one year after the date of exercise and short-term capital gain or loss if the sale occurs one year or less after the date of exercise.

     The Company will be entitled to a deduction for Federal income tax purposes at the same time and in the same amount that the holder of an option recognizes ordinary income, to the extent that such income is considered reasonable compensation under the Code. The Company will not, however, be entitled to a deduction with respect to any payment that constitutes an "excess parachute payment" pursuant to Section 280G of the Code and does not qualify as reasonable compensation pursuant to that Section. Such payments will also subject a participant in the Plan to a 20% excise tax.

     For tax purposes, Section 162(m) of the Code limits the Company's deduction for compensation paid to or accrued for each of the Company's Named Officers to $1,000,000 per annum. Certain types of compensation which qualify as performance based compensation are not subject to the $1,000,000 limit on deductibility. The Company believes that compensation recognized by a Named Officer upon the exercise of an option granted pursuant to the 1999 Stock Option Plan will qualify as performance-based compensation, and will therefore be exempt from the $1,000,000 deduction limit.

     The number and value of stock options and shares of Common Stock that will be received by any person in the future under the 1999 Stock Option Plan cannot be determined at this time.

     Vote Required. Approval by the Company's shareholders of the proposal to adopt the 1999 Stock Option Plan requires the affirmative vote of a majority of the votes cast at the Meeting by the holders of Common Stock.

     The Board of Directors recommends a vote "For" the proposal to approve the Company's 1999 Stock Option Plan.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Arthur Andersen LLP, the independent public accountants for the Company, will have representatives at the Meeting who will be available to respond to appropriate questions and who will be given the opportunity to make a statement should they desire to do so.

                            STOCKHOLDER PROPOSALS FOR
                             THE 2000 ANNUAL MEETING

     In order to be considered for inclusion in the Proxy Statement for the Company's 2000 Annual Meeting of Stockholders, stockholder proposals must be received by the Company no later than January 2, 2000.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors, executive officers and persons who are beneficial owners of more than ten percent of the Company's Common Stock to file with the Securities and Exchange Commission (the "Commission") reports of their ownership of the Company's securities and of changes in that ownership. To the Company's knowledge, based on a review of copies of reports filed with the Commission, all reports that were required to be filed under Section 16(a) were timely filed.

                                  OTHER MATTERS

     The 1999 Annual Meeting of Stockholders is called for the purposes set forth in the notice. The Board of Directors does not know of any matter for action by the stockholders at the Meeting other than the matters described in the notice. However, the enclosed proxy confers discretionary authority on the persons named therein with respect to matters which are not now known to the Directors at the date of printing hereof and which may properly come before the Meeting. The intention of the persons named in the proxy is to vote in accordance with the recommendation of the Board of Directors.

     THE MANAGEMENT OF THE COMPANY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE NOMINEE TO THE BOARD OF DIRECTORS AND FOR THE PROPOSAL TO ADOPT THE 1999 STOCK OPTION PLAN.

     THE COMPANY SUBMITS TO THE SECURITIES AND EXCHANGE COMMISSION AN ANNUAL REPORT ON FORM 10-K. COPIES OF THE REPORT WILL BE FURNISHED WITHOUT CHARGE UPON WRITTEN REQUEST RECEIVED FROM ANY HOLDER OF RECORD OR BENEFICIAL OWNER OF SHARES OF COMMON STOCK OF THE COMPANY. REQUESTS SHOULD BE DIRECTED TO INVESTOR RELATIONS, ECOSCIENCE CORPORATION, 10 ALVIN COURT, EAST BRUNSWICK, NEW JERSEY 08816.

     ALL SHAREHOLDERS ARE URGED TO MARK, SIGN, DATE AND SEND IN THEIR PROXIES IN THE ENCLOSED ENVELOPE WITHOUT DELAY TO BOSTON EQUISERV LP, P.O. BOX 8040, MAILSTOP 45-02-64, BOSTON, MASSACHUSETTS 02266-8040. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.

                                By order of the Board of Directors

                                Kurt Hoffman
                                Secretary

East Brunswick, New Jersey
May 3, 1999

                                   APPENDIX A
                  EcoScience Corporation 1999 Stock Option Plan


                                    ARTICLE I

                            PURPOSE AND EFFECTIVENESS

1.1 Purpose. The purpose of the Plan is to promote the success of the Company by providing a method whereby (i) eligible employees of the Company and its Subsidiaries and (ii) independent contractors providing services to the Company or its Subsidiaries may be awarded additional remuneration for services they render and encouraged to invest in capital stock of the Company, thereby increasing their proprietary interest in the Company's businesses, encouraging them to remain in the employ of the Company or its Subsidiaries, and increasing their personal interest in the continued success and progress of the Company or its Subsidiaries. The Plan is also intended to aid in (i) attracting persons of exceptional ability and leadership qualities to become officers and employees of the Company and its Subsidiaries and (ii) inducing independent contractors to agree to provide services to the Company.

1.2 Effective Date. The Plan became effective on December 17, 1998, but shall be subject to approval by the affirmative vote of the holders of at least a majority of the outstanding shares of capital stock of the Company. Any Options granted under the Plan prior to such stockholder approval shall be conditioned upon such approval and shall be null and void if such approval is not obtained.

1.3 Term of Plan. Unless sooner terminated by action of the Board, the Plan will terminate on December 27, 2008, ten years from the Effective Date. Options granted before that date that continue to be outstanding subsequent to that date will continue to be effective in accordance with the terms and conditions of the Plan.


                                   ARTICLE II

                                   DEFINITIONS

2.1 Certain Defined Terms. Capitalized terms not defined elsewhere in the Plan shall have the following meanings (whether used in the singular or plural):

"Agreement" means a written agreement between a Holder and the Company which sets out the terms of the grant of an Option, as any such Agreement may be supplemented or amended from time to time.

"Board" means the Board of Directors of the Company.

"Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Code section shall include any successor section.

"Common Stock" means the common stock which the Company is currently authorized to issue or may in the future be authorized to issue.

"Committee" means the committee of the Board appointed or designated pursuant to
Section 3.1 to administer the Plan in accordance with its terms.

"Company"  means  Ecoscience  Corporation,  a  Delaware  corporation,   and  any
successor entity.

"Date of Grant" means the effective date on which an Option is granted to a Holder as set forth in the applicable Option Agreement.

"Domestic Relations Order" means a domestic relations order as defined by the Code or Title I of the ERISA, or the rules thereunder.

"Effective Date" means December 17, 1998, the date on which the Plan originally became effective.

"Employee" means common law employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the
Code) of the Company or any Subsidiary of the Company.

"ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, or any successor statute or statutes thereto.

"Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Exchange Act section shall include any successor section.

"Fair Market Value" of a share of Common Stock on any day means the last sale price (or, if no last sale price is reported, the average of the high bid and low asked prices) for a share of Common Stock on such day (or, if such day is not a trading day, on the next preceding trading day) as reported on Nasdaq or, if not reported on Nasdaq, as quoted by the National Quotation Bureau Incorporated, or if the Common Stock is listed on an exchange, as reported on the principal exchange on which Common Stock is listed. If for any day the Fair Market Value of a share of the Common Stock is not determinable by any of the foregoing means, then the Fair Market Value for such day shall be determined in good faith by the Committee on the basis of such quotations and other considerations as the Committee deems appropriate.

"Holder" means an Employee of the Company or a Subsidiary or an independent contractor who has received an Option under this Plan.

"Incentive Option" means an option granted under this Plan that is both intended to and qualifies as an incentive stock option under Section 422 of the Code.

"Nonqualified Option" means an option granted under this Plan that either is not intended to be or is not denominated as an Incentive Option, or that does not qualify as an incentive stock option under Section 422 of the Code.

"Option" means a Nonqualified Option or an Incentive Option.

"Option Shares" means, with respect to any Option granted under this Plan, the Common Stock that may be acquired upon the exercise of such Option.

"Option Price" means the price which must be paid by a Holder upon exercise of an Option to purchase a share of Common Stock.

"Plan" means this Ecoscience Corporation 1998 Stock Option Plan, as amended from time to time.

"Retirement" means any Termination of Service pursuant to the terms of any pension plan or policy of the Company applicable to a Holder who is an Employee at the time of his or her Termination of Service, or if no such plan or policy exists, the attainment of either (i) age 65, or (ii) age 55 and the completion of ten full years of service with the Company.

"Secretary" means the secretary of the Company or his designee.

"Shares" means shares of Common Stock.

"Subsidiary" of the Company means any present or future subsidiary (as defined in Section 424(f) of the Code) of the Company or any business entity in which the Company owns directly or indirectly, 50% or more of the voting, capital or profits interests. An entity shall be deemed a subsidiary of the Company for purposes of this definition only for such periods as the requisite ownership or control relationship is maintained.

"Termination of Service" occurs when a Holder who is an Employee of the Company or any Subsidiary shall cease to serve as an Employee of the Company and its Subsidiaries, for any reason.

"Total and Permanent Disability" means a Holder is qualified for long-term disability benefits under the applicable health and welfare plan of the Company or if no such benefits are then in existence, that the Holder is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

"Vesting Date" with respect to any Option granted hereunder means the date on which such Option ceases to be subject to a risk of forfeiture, as designated in or determined in accordance with the Agreement with respect to such Option. If more than one Vesting Date is designated for an Option, reference in the Plan to a Vesting Date in respect of such Option shall be deemed to refer to each part of such Option and the Vesting Date for such part.


                                   ARTICLE III

                                 ADMINISTRATION

3.1 Committee. The Plan shall be administered by the Compensation Committee of the Board unless a different committee is appointed by the Board. Subject to the provisions of Section 3.2, the Committee shall be comprised of not less than two persons all of whom qualify as both: (i) a "Non-Employee Director" within the meaning of the rules promulgated under Section 16(b) of the Exchanged Act, and
(ii) an "outside director" within the meaning of Section 162(m) of the Code. The Board may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed, may fill vacancies in the Committee and may remove members of the Committee. The Committee shall select one of its members as its chairman. The Committee shall hold meetings at such times and places as may be necessary for the proper administration of the Plan and shall keep minutes of its meetings. A majority of its members shall constitute a quorum and all determinations shall be made by a majority of such quorum. Any determination reduced to writing and signed by all of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held.

3.2 Additional Members. The Committee may have as members directors who do not qualify as outside directors (a "nonqualifying director") in addition to at least two or more directors who do qualify as both Non-Employee Directors and as outside directors. In such case, each nonqualifying director (i) may not participate in Committee meetings, discussions or considerations involving the grant of Options to "covered employees" as described in Section 162(m)(3) of the Code and the regulations promulgated thereunder, and (ii) will abstain from each vote pertaining to such covered employees. The inclusion of such nonqualifying directors shall be permitted only for so long as, in the opinion of counsel, the provisions of this Section 3.2 do not contravene the requirements of ss.162(m) of the Code.

3.3 Powers. Subject to the provisions of the Plan, the Committee shall have sole authority, in its absolute discretion: (i) to determine which eligible individuals shall be granted Options; (ii) to grant Options; (iii) to determine the times when Options may be granted and the number of Shares that may be purchased pursuant to such Options; (iv) to determine the exercise price of the Shares subject to each Option, which price shall be not less than the minimum specified in Section 6.3 (v) to determine the time or times when each Option becomes exercisable, the duration of the exercise period, and any other restrictions on the exercise of Options issued hereunder; (vi) to prescribe the form or forms of the Option Agreements under the Plan; (vii) to determine the circumstances under which the time for exercising Options should be accelerated and to accelerate the time for exercising outstanding Options; (viii) to determine the duration and purposes for leaves of absence which may be granted to a Holder without constituting a Termination of Service for purposes of the Plan; and (ix) to make all other determinations deemed necessary or advisable for the administration of the Plan; provided, however, that with respect to those Holders who are not "officers" or "directors" of the Company within the meaning of Section 16(b) of the Exchange Act, the Committee may delegate to any person or persons

("Subcommittee") all or any part of its authority as set forth in clause (i) through (ix) above. The Committee may employ attorneys, consultants, accountants or other persons, and the Committee, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of such persons.

3.4 Rules and Interpretations. The Committee is authorized, subject to the provisions of the Plan, to establish, amend and rescind such rules and regulations as it deems necessary or advisable for the proper administration of the Plan and to take such other action in connection with or in relation to the Plan as it deems necessary or advisable. Each action and determination made or taken pursuant to the Plan by the Committee, including any interpretation or construction of the Plan, shall be final and conclusive for all purposes and upon all persons.

3.5 Liability and Indemnification. No member of the Committee shall be personally liable for any action, determination or interpretation made by him or the Committee in good faith with respect to the Plan or any Option granted pursuant thereto. Each member of the Committee shall be indemnified and held harmless by the Company against any cost or expense (including counsel fees) reasonably incurred by him or liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with this Plan unless arising out of such member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the members of the Committee may have as directors or otherwise under the by-laws of the Company.

3.6 Survival of Provisions. The provisions of this Article III shall survive any termination of the Plan.


                                   ARTICLE IV

                           SHARES SUBJECT TO THE PLAN

4.1 Number of Shares. The maximum number of Shares with respect to which Options may be granted during the term of the Plan is 1,800,000 (or the number and kind of Shares or other securities which are substituted for those Shares or to which those Shares are adjusted pursuant to the provisions of Article VIII of the
Plan) reduced by the number of shares issued under the 1991 Stock Option Plan (the "1991 Plan"). The terms of this Plan shall not apply to options granted prior to the Effective Date, and such options shall continue to be administered pursuant to the terms of the 1991 Plan. No fractional Shares shall be issued with respect to Options granted under the Plan.

4.2 Source of Shares. During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan. Shares of Common Stock will be made available from the authorized but unissued shares of the Company or from shares reacquired by the Company, including shares purchased in the open market.

4.3 Counting of Shares. In the event that any outstanding Option under the Plan or the 1991 Plan for any reason expires, is terminated, forfeited or is canceled without having been exercised prior to the expiration date of the Plan, the Shares subject to the unexercised portion of such Option may, to the extent permitted by rules promulgated under the Exchange Act, again be subject to an Option granted under the Plan.

                                    ARTICLE V

                          ELIGIBLITY AND PARTICIPATION

5.1 General. The persons who shall be eligible to participate in the Plan and to receive Options under the Plan shall be such employees (including officers and directors) of the Company and its Subsidiaries or independent contractors as the Committee shall select. Options may be made to employees or independent contractors who hold or have held Options under this Plan or any similar or other awards under any other plan of the Company or any of its Subsidiaries. Any member of such Committee shall be eligible to receive options while serving on the Committee, subject to applicable provisions of the Exchange Act and the rules promulgated thereunder.

5.2 Committee Discretion. Options may be granted by the Committee at any time and from time to time to new Holders, or to then Holders, or to a greater or lesser number of Holders, and may include or exclude previous Holders, as the Committee shall determine. Except as required by this Plan, Options granted at different times need not contain similar provisions. The Committee's determinations under the Plan (including without limitation determinations of which individuals, if any, are to receive Options, the form, amount and timing of such Options, the terms and provisions of such Options and the agreements evidencing same) need not be uniform and may be made by it selectively among individuals who receive, or are eligible to receive, under the Plan.


                                   ARTICLE VI

                             GRANTS OF STOCK OPTIONS

6.1 Grant of Options. Subject to the limitations of the Plan, the Committee shall designate from time to time those eligible persons to be granted Options, the time when each Option shall be granted to such eligible persons, number of shares of Common Stock subject to such Option, whether such Option is an Incentive Option or a Nonqualified Option and, subject to Section 6.2, the purchase price of the shares of Common Stock subject to such Option. Options shall be evidenced by Agreements in such form and containing such terms and provisions not inconsistent with the provisions of the Plan as the Committee may from time to time approve. Each grantee of an Option shall be notified promptly of such grant and a written Agreement shall be promptly executed and delivered by the Company to the grantee. Subject to the other provisions of the Plan, the same person may receive Incentive Options and Nonqualified Options at the same time and pursuant to the same Agreement, provided that Incentive Options and Nonqualified Options are clearly designated as such.

6.2 Provisions of Options. Option Agreements shall conform to the terms and conditions of the Plan. Such Agreements may provide that the grant of any Option under the Plan, or that Stock acquired pursuant to the exercise of any Option, shall be subject to such other conditions (whether or not applicable to the Option or Stock received by any other optionee) as the Committee determines appropriate, including, without limitation, provisions conditioning exercise upon the occurrence of certain events or performance or the passage of time, provisions to assist the Holder in financing the purchase of Stock through the exercise of Options, provisions for forfeiture, restrictions on resale or other disposition of shares acquired under the Plan, provisions conditioning the grant of the option or future options upon the Holder retaining ownership of Shares acquired upon exercise for a stated period of time, provisions giving the

Company the right to repurchase shares acquired under the Plan in the event the Holder elects to dispose of such shares, and provisions to comply with federal and state securities laws and federal and state income tax and other payroll tax withholding requirements. All Options shall specify the term during which the Option may be exercised, which shall be ten years or less, subject to the Provisions of the Plan with respect to termination of employment.

6.3 Option Price. The price at which Shares may be purchased upon exercise of an Option shall be fixed by the Committee and may be more than or equal to the Fair Market Value of the Shares subject to the Option as of the date the Option is granted.

6.4 Limitation on Grants. No individual may be granted in any fiscal year of the Company Options covering more than 250,000 shares (as such numbers may be adjusted from time to time after as provided in Section 8.1).

6.5 Limitations on Exercisability. No Option or part thereof may be exercised within six months of the date the Agreement evidencing such Option is delivered to the Holder or , before the Vesting Date(s) set forth in its terms, in either case other than in the event of an acceleration as provided in Article VIII, or after the Option expires by its terms as set forth in the applicable Agreement. In the case of an Option which is exercisable in installments, installments which are exercisable and not exercised shall remain exercisable during the term of the Option. The grant of an Option shall impose no obligation on the Holder to exercise such Option.

6.6 Vesting. The Committee may specify in any Agreement a vesting schedule that must be satisfied before Options may be exercised, such that all or any portion of an Option may not be exercised until a Vesting date or Vesting dates subsequent to the six month anniversary of its Date of Grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Plan. Subsequent to the grant of an Option, the Committee, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part (without reducing the term of such Option).

6.7 Nontransferability of Options. No Option shall be transferable other than by will or the laws of descent and distribution or pursuant to a Domestic Relations Order. During the lifetime of the Holder, the Option shall be exercisable only by such Holder (or his or her court-appointed legal representative), except as otherwise required pursuant to a Domestic Relations Order. The Committee may, however, in its sole discretion, provide in the applicable Agreement evidencing a Nonqualified Options that the Holder may transfer, assign or otherwise dispose of an option (i) to his spouse, parents, siblings and lineal descendants, (ii) to a trust for the benefit of the optionee and any of the foregoing, or (iii) to any corporation or partnership controlled by the Holders, subject to such conditions or limitations as it may establish to ensure compliance with any rule promulgated pursuant to the Exchange Act, or for other purposes.

6.8 No Rights as a Stockholder. A Holder or a transferee of an Option shall have no rights as a stockholder with respect to any Share covered by his Option until he shall have become the holder of record of such Share, and he shall not be entitled to any dividends or distributions or other rights in respect of such Share for which the record date is prior to the date on which he shall have become the holder of record thereof.

6.9 Special Provisions Applicable to Incentive Options. Options granted under this Plan which are intended to qualify as Incentive Options shall be specifically designated as such in the applicable Agreement.

To the extent the aggregate Fair Market Value (determined as of the time the Option is granted) of the Stock with respect to which any Incentive Options granted hereunder may be exercisable for the first time by the Holder in any calendar year (under this Plan or any other stock option plan of the Company or any Subsidiary thereof) exceeds $100,000, such Options shall not be considered Incentive Options.

No Incentive Option may be granted to an individual who, at the time the Option is granted, owns directly, or indirectly within the meaning of Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary thereof, unless such Option (i) has an exercise price of at least 110% of the Fair Market Value of the Stock on the Date of Grant of such option; and (ii) cannot be exercised more than five years after the Date of Grant.

Each Holder who receives an Incentive Option must agree to notify the Company in writing immediately after the Holder makes a Disqualifying Disposition of any Stock acquired pursuant to the exercise of an Incentive Option. A Disqualifying Disposition is any disposition of such Stock before the later of (i) two years after the date the optionee was granted the Incentive Option or (ii) one year after the date the Holder acquired Stock by exercising the Incentive Option, other than a transfer (i) from a decedent to an estate, (ii) by bequest or inheritance, (iii) pursuant to a tax-free corporate reorganization, or (iv) to a spouse or incident to divorce. Any transfer of ownership to a broker or nominee shall be deemed to be a disposition unless the Holder provides proof satisfactory to the Committee of his continued beneficial ownership of the Stock.

Any other provision of the Plan to the contrary notwithstanding, no Incentive Option shall be granted after the date which is ten years from the date this Plan is adopted by the Board, or the date the Plan is approved by the stockholders, whichever is earlier.


                                   ARTICLE VII

                            EXERCISES OF STOCK OPTION

7.1 General. Any Option may be exercised in whole or in part at any time to the extent such Option has become exercisable during the term of such Option; provided, however, that each partial exercise shall be for whole Shares only. Each Option, or any exercisable portion thereof, may only be exercised by delivery to the Secretary or his office in accordance with such procedures for the exercise of Options as the Committee may establish from time to time of (i) notice in writing signed by the Holder (or other person then entitled to exercise such Option) that such Option, or a specified portion thereof, is being exercised; (ii) payment in full for the purchased Shares (as specified in Section 7.3 below); (iii) such representations and documents as are necessary or advisable to effect compliance with all applicable provisions of Federal or state securities laws or regulations; (iv) in the event that the Option or portion thereof shall be exercised pursuant to Section 8.2 by any individual other than the Holder, appropriate proof of the right of such individual to exercise the Option or portion thereof; and (v) full payment to the Company of all amounts which, under federal or state law, it is required to withhold upon exercise of the Option (as specified in Section 7.4 below).

7.2 Share Certificates. Upon receiving notice of exercise and payment, the Company will cause to be delivered to the Holder, as soon as practicable, a certificate in the Holder's name for the Shares purchased, and within a reasonable time thereafter such transfer shall be evidenced on the books and records of the Company. The Shares issuable and deliverable upon the exercise of a

Stock Option shall be fully paid and nonassessable. Notwithstanding the above, the Company shall not be required to issue or deliver any certificate or certificates for Shares purchased upon the complete or partial exercise of the Stock Option prior to fulfillment of (i) the completion of any registration or other qualification of such Shares under any federal or state law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body or (ii) the obtaining of any approval or other clearance from any federal or state governmental agency which may be necessary or advisable.

7.3 Payment for Shares. Payment for Shares purchased under an Option granted hereunder shall be made in full upon exercise of the Option. The method or methods of payment of the purchase price for the Shares to be purchased upon exercise of an Option and of any amounts required by Section 10.5 shall be determined by the Committee and may consist of (i) cash, (ii) check, (iii) promissory note, (iv) whole shares of Common Stock, (v) the delivery, together with a properly executed exercise notice, of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the purchase price, (vi) any combination of the foregoing methods of payment, or such other consideration and method of payment as may be permitted for the issuance of shares under the Delaware General Corporation Law. The permitted method or methods of payment of the amounts payable upon exercise of an Option, if other than in cash, shall be set forth in the applicable agreement and may be subject to such conditions as the Committee deems appropriate To the extent the Option exercise price may be paid in Shares as provided above, Shares delivered by the Holder may be (i) upon the exercise of an Incentive Option, shares which were received by the Holder upon exercise of one or more previously exercised Incentive Options, but only if such Shares have been held by the Holder for the periods of time required by Section 422(a)(1) or six months, whichever is longer, or (ii) shares which were received by the Holder upon exercise of one or more Nonqualified Options, but only if such Shares have been held by the Holder for at least six months.

7.4 Replacement Options. An Agreement may provide that the Holder has the right to acquire upon exercise of the Option (hereinafter referred to as the Original Option) a Replacement Option. An Original Option which provides for the grant of a Replacement Option shall entitle the Holder, upon exercise of the Original Option (in whole or in part) both prior to the termination of employment of the Holder and by satisfaction of the option price wholly or partially in Shares of Common Stock, to receive a Replacement Option. In addition to any other terms and conditions the applicable Agreement deems appropriate, the Replacement Option shall be subject to the following terms: (i) the number of shares subject to the Replacement Option shall not exceed the number of shares used to satisfy the Option price of the Original Option; (ii) the Date of Grant will be the date of the exercise of the Original Option; (iii) the option price shall be the Fair Market Value on the Date of Grant; (iv) the Replacement Option shall be exercisable no earlier than two years after the Date of Grant; (v) the Option term will not extend beyond the term of the Original Option; and (vi) the Replacement Option shall be a Nonqualified Option.

7.5 Forfeiture of Replacement Option. Any Replacement Option granted pursuant to
Section 7.4 shall be forfeited by the Holder and become null and void if the Holder shall sell or otherwise dispose of the shares acquired upon the exercise of the applicable Original Option within two years of the date they were purchased; provided, however, that for this purpose transfers that are not Disqualifying Dispositions shall not be considered sales or dispositions for the purpose of this Section.

7.6 Share Withholding. Each Agreement shall require that a Holder pay to the Company, at the time of exercise of a Nonqualified Option, such amount as the Company deems necessary to satisfy the Company's obligation to withhold federal or state income or other taxes incurred by reason of the exercise or the transfer of Shares thereupon. A Holder may satisfy such withholding requirements by having the Company withhold from the number of Shares otherwise issuable upon exercise of the Option that number of shares having an aggregate Fair Market Value on the date of exercise equal to the minimum amount required by law to be withheld; provided, however, that in the case of an exercise by a Holder subject to Section 16(b) of the Exchange Act, such withholding must be approved by the Committee before execution thereof.


                                  ARTICLE VIII

              EVENTS AFFECTING PLAN RESERVE OR OUTSTANDING OPTIONS

8.1 Capital Adjustments. If the Company subdivides its outstanding shares of Common Stock into a greater number of shares of Common Stock (by stock dividend, stock split, reclassification or otherwise) or combines its outstanding shares of Common Stock into a smaller number of shares of Common Stock (by reverse stock split, reclassification or otherwise), or the Committee determines that any stock dividend, extraordinary cash dividend, reclassification, recapitalization, reorganization, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock, or other similar corporate event (including mergers or consolidations) affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under this Plan, then the Committee shall, in such manner as it may deem equitable and appropriate, make such adjustments to any or all of (i) the number of shares of Common Stock which thereafter may be optioned by the Plan, (ii) the number of shares subject to outstanding Options, and (iii) the exercise price with respect to the foregoing, provided, however, that the number of shares subject to any Options shall always be a whole number. The Committee may provide for a cash payment to any Holder of an Option in connection with any adjustment made pursuant to this Section 8.1.

Any such adjustment to an Option shall be made without a change to the total exercise price applicable to the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices), and shall be final and binding upon all Holders, the Company, their representatives, and all other interested persons.

In the event of a transaction involving (i) the liquidation or dissolution of the Company, (ii) a merger or consolidation in which the Company is not the surviving company or (iii) the sale or disposition of all or substantially all of the Company's assets, provision shall be made in connection with such transaction for the assumption of Options theretofore granted under the Plan, or the substitution for such Options of new options of the successor corporation, with appropriate adjustment as to the number and kind of Shares and the purchase price for Shares thereunder, or, in the discretion of the Committee, the Plan and the Options issued hereunder shall terminate on the effective date of such transaction if appropriate provision is made for payment to the Holder of an amount in cash equal to the Fair Market Value of a Share multiplied by the number of Shares subject to the Options (to the extent such Options have not been exercised) less the exercise price for such Options (to the extent such Options have not been exercised); provided, however, that if the Board desires to have a transaction described in clause (ii) or (iii) above treated as a pooling of interests under generally accepted accounting principles, the Committee shall not take any action or make any determination under this Article VIII which would prevent such treatment.

8.2 Death, Disability or Retirement. If a Holder who is an Employee or a director of the Company ceases to be an Employee or a director of the Company by reason of death, or solely in the case of an Employee, Disability, Retirement or death within three months after ceasing to be an Employee because of Disability or Retirement, then notwithstanding any contrary waiting period, installment period or vesting schedule in any Agreement or in the Plan, unless the applicable Agreement provides otherwise, each outstanding Option granted under the Plan to such Holder shall immediately become vested and exercisable in full in respect of the aggregate number of shares covered thereby. Each such Option may be exercised by the Holder, his estate or beneficiary, or his representative, as the case may be, for a period of (i) one year from the date of death; (ii) six months from a Termination on account of Disability; or (iii) three months from a Termination on account of Retirement, as the case may be. In no event, however, shall an Option remain exercisable beyond the latest date on which it could have been exercised without regard to this Section 8.2.

8.3 Other Termination of Service. If a Holder who is an Employee or a director ceases to be an Employee or a director for any reason other than death, Disability, or Retirement, or if there is a termination of the relationship in respect of which a consultant or advisor was granted an Option hereunder, except as otherwise determined by the Committee, all Options held by the Holder that were not vested and exercisable immediately prior to such termination shall become null and void at the time of the termination. Any Options that were exercisable immediately prior to the termination will continue to be exercisable for a period of (i) three months in the case of voluntary resignation; and (ii) six months in the case of involuntary dismissal (or such shorter or longer period as the Committee may determine), and shall thereupon terminate. Any termination by the Company for Cause will be treated in accordance with the provisions of Section 8.4. In no event, however, shall an Option remain exercisable beyond the latest date on which it could have been exercised without regard to this Section 8.3.

8.4 Termination by Company for Cause. If a Holder's employment or service relationship with the Company or a Subsidiary shall be terminated by the Company or such Subsidiary for Cause prior to the exercise of any Option, then all Options held by such Holder, whether or not then vested or exercisable, shall immediately terminate. For these purposes, Cause shall have the meaning ascribed thereto in any employment agreement to which such Holder is a party or, in the absence thereof, shall include but not be limited to, insubordination, dishonesty, other misconduct of any kind and the refusal to perform his duties and responsibilities for any reason other than illness or incapacity.

8.5 Leave of Absence. The Committee may determine whether any given leave of absence constitutes a termination of employment; provided, however, that for purposes of the Plan (i) a leave of absence, duly authorized in writing by the Company for military service or sickness, or for any other purpose approved by the Company if the period of such leave does not exceed 90 days, and (ii) a leave of absence in excess of 90 days, duly authorized in writing by the Company, provided the employee's right to reemployment is guaranteed either by statute or contract, shall not be deemed a termination of employment. Options granted under the Plan shall not be affected by any change of employment so long as the Holder continues to be an employee of the Company or any Subsidiary.

8.6 Change-In-Control. In the event of any Approved Transaction, Board Change or Control Purchase, notwithstanding any contrary waiting period, installment period, or vesting schedule in any Agreement or in the Plan, unless the applicable Agreement provides otherwise, each outstanding Option granted under the Plan shall become exercisable in full in respect of the aggregate number of Shares covered thereby.

"Approved Transaction" means any transaction in which the Board (or, if approval of the Board is not required as a matter of law, the stockholders of the Company) shall approve (i) any merger, consolidation or binding share exchange of the Company, pursuant to which shares of common stock of the Company would be changed or converted into or exchanged for cash, securities or other property, other than any such transaction in which the common stockholders of the Company immediately prior to such transaction have the same proportionate ownership of the common stock of, and voting power with respect to, the surviving corporation immediately after such transaction, (ii) the adoption of any plan or proposal for the liquidation or dissolution of the Company, or (iii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company.

"Board Change" means, during any period of two consecutive years, individuals who at the beginning of such period constituted the entire Board cease for any reason to constitute a majority thereof, unless the election, or the nomination for election, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

"Control Purchase" means any transaction (or series of related transactions) in which (i) any person (as such term is defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), corporation or other entity (other than the Company, any Subsidiary or any employee benefit plan sponsored by the Company or any Subsidiary) shall purchase any common stock of the Company (or securities convertible into common stock of the Company) for cash, securities or any other consideration pursuant to a tender offer or exchange offer, without the prior consent of the Board, or (ii) any person (as such term is so defined), corporation or other entity (other than the Company, any Subsidiary, any employee benefit plan sponsored by the Company or any Subsidiary, or any Controlling Person (as defined below)) shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the then outstanding securities of the Company ordinarily having the right to vote in the election of directors, other than in a transaction (or series of related transactions) approved by the Board. For purposes of this definition, "Controlling Person" means each of the Chairman of the Board, the President and each of the directors of the Company as of the Effective Date of this Plan, and (b) the respective family members, estates and heirs of each of the persons referred to in clause (a) above and any trust or other investment vehicle for the primary benefit of any of such persons or their respective family members or heirs. As used with respect to any person, the term "family member" means the spouse, parents, siblings and lineal descendants of such person.

8.7 Recapture of Option Profit. In the case of an Employee who has been granted an Option and exercised such Option under this Plan, who has terminated employment, and who has engaged in Harmful Conduct, the Committee may, in its sole discretion, require such Employee to pay to the Company his Recent Option Profit. For the purposes of this Section 8.7, "Harmful Conduct" means a breach in any material respect of an agreement to not reveal confidential information regarding the business operations of the Company or any Subsidiary, or to refrain from solicitation of the customers, suppliers or employees of the Company or any Subsidiary. "Recent Option Profit" means an amount equal to the excess of (i) the Fair Market Value of the Stock purchased by such individual through the exercise of Options during the 15-month period commencing 12 months before the individual's last day of employment and ending three months after the last day of employment over (ii) the amount paid to exercise such Options.

                                   ARTICLE IX

                GOVERNMENT REGULATIONS AND REGISTRATION OF SHARES

9.1 General. The Plan, and the grant and exercise of Options thereunder, and the Company's obligation to sell and deliver stock under such Options, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any regulatory or governmental agency as may be required.

9.2 Registration of Shares. The obligation of the Company with respect to Options shall be subject to all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of any registration statement required under the Securities Act of 1933, and the rules and regulations of any securities exchange or association on which the Common Stock may be listed or quoted. For so long as the Common Stock of the Company is registered under the Exchange Act, the Company shall use its reasonable efforts to comply with any legal requirements
(i) to maintain a registration statement in effect under the Securities Act of 1933 with respect to all shares of the applicable series of Common Stock that may be issued to Holders under the Plan, and (ii) to file in a timely manner all reports required to be filed by it under the Exchange Act.

9.3 Nonregistered Shares. Unless a registration statement under the Securities Act and the applicable rules and regulations thereunder is then in effect with respect to Shares issued upon exercise of any Option, the Company shall require that the offer and sale of such shares be exempt from the registration provisions of said Act. In furtherance of such exemption, the Company may require, as a condition precedent to the exercise of any Option, that the person exercising the Option give to the Company written representation and undertaking, satisfactory in form and substance to the Company, that he is acquiring the Shares for his own account for investment and not with a view to the distribution or resale thereof and otherwise establish to the Company's satisfaction that the offer or sale of the Shares issuable upon exercise of the Option will not constitute or result in any breach or violation of the Securities Act or any similar state act or statute or any rules or regulations thereunder. In the event a registration statement under the Securities Act is not then in effect with respect to the Shares issued upon exercise of an Option, the Company shall place upon any stock certificate an appropriate legend referring to the restrictions on disposition under the Act.


                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

10.1 Legends. Each certificate evidencing Common Stock obtained through the exercise of an Option shall bear such legends as the Committee deems necessary or appropriate to reflect or refer to any terms, conditions or restrictions applicable to such Shares, including, without limitation, any to the effect that the Shares represented thereby may not be disposed of unless the Company has received an opinion of counsel, acceptable to the Company, that such dispositions will not violate any federal or state securities laws.

10.2 Right of Company to Terminate Employment. Nothing contained in the Plan or in any Option, and no action of the Company or the Committee with respect thereto, shall confer or be construed to confer on any Holder any right to continue in the employ of the Company or any of its Subsidiaries or interfere in any way with the right of the Company or a Subsidiary to terminate the employment of the Holder at any time, with or without cause; subject, however, to the provisions of any employment agreement between the Holder and the Company or any Subsidiary.

10.3 Designation of Beneficiaries. Each Holder who shall be granted an Option under the Plan may designate a beneficiary or beneficiaries and may change such designation from time to time by filing a written designation of beneficiary or beneficiaries with the Committee on a form to be prescribed by it, provided that no such designation shall be effective unless so filed prior to the death of such person.

10.4 Compliance with Other Laws and Regulations. Notwithstanding anything contained herein to the contrary, the Company shall not be required to sell or issue shares of Common Stock if the issuance thereof would constitute a violation by the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or other forum in which shares of Common Stock are traded (including without limitation Section 16 of the Exchange Act); and, as a condition of any sale or issuance of shares of Common Stock, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation. The Plan, the grant and exercise of Options hereunder, and the obligation of the Company to sell and deliver shares of Common Stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

10.5 Tax Withholding. The Company's obligation to deliver shares of Common Stock under the Plan shall be subject to applicable federal, state and local tax withholding requirements. Federal, state and local withholding tax due upon the exercise of any Option may, in the discretion of the Committee, be paid in shares of Common Stock already owned by the Holder or through the withholding of shares otherwise issuable to such Holder, upon such terms and conditions (including, without limitation, the conditions referenced in Section 6.6) as the Committee shall determine which shares shall have an aggregate Fair Market Value equal to the required minimum withholding payment. If the Holder shall fail to pay, or make arrangements satisfactory to the Committee for the payment to the Company of all such federal, state and local taxes required to be withheld by the Company, then the Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to such Holder an amount equal to federal, state or local taxes of any kind required to be withheld by the Company.

10.6 Separability. It is the intent of the Company that Options granted under this Plan comply with certain exemptive provisions applicable to persons subject to Section 16 of the Exchange Act unless otherwise provided herein or in an Option Agreement, that any ambiguities or inconsistencies in the construction of this Plan to be interpreted to give effect to such intention, and that if any provision of this Plan is found not to be consistent with the availability of exemptions for grants by or dispositions to the Company under Section 16 of the Exchange Act, such provision shall be null and void to the extent required to comply with such exemptive provisions.

10.7 Non-Exclusivity of the Plan. Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and the awarding of stock and cash otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

10.8 Exclusion from Pension and Profit-Sharing Computation. By acceptance of an Option, unless otherwise provided in the applicable Agreement, each Holder shall be deemed to have agreed that such Option is special incentive compensation that will not be taken into account, in any manner, as salary, compensation or bonus in determining the amount of any payment under any pension, retirement or other employee benefit plan, program or policy of the Company or any Subsidiary. In addition, each beneficiary of a deceased Holder shall be deemed to have agreed that such Option will not affect the amount of any life insurance coverage, if any, provided by the Company on the life of the Holder which is payable to such beneficiary under any life insurance plan covering employees of the Company or any Subsidiary.

10.9 Governing Law. The Plan shall be governed by, and construed in accordance with, the laws of the State of New Jersey.

10.10 Company's Rights. The grant of Options pursuant to the Plan shall not affect in any way the right or power of the Company to make reclassifications, reorganizations or other changes of or to its capital or business structure or to merge, consolidate, liquidate, sell or otherwise dispose of all or any part of its business or assets.

10.11 Use of Proceeds. Proceeds from the sale of shares of Common Stock pursuant to Options granted under this Plan shall constitute general funds of the Company.

10.12 Rights of First Refusal. The Agreements may contain such provisions as the Committee shall determine to the effect that if a Holder elects to sell all or any shares of Common Stock that such Holder acquired upon the exercise of an Option granted under the Plan, then such Holder shall not sell such shares unless such Holder shall have first offered in writing to sell such shares to the Company at Fair Market Value on a date specified in such offer (which date shall be at least three business days and not more than ten business days following the date of such offer). In any such event, certificates representing shares issued upon exercise of Options shall bear a restrictive legend to the effect that transferability of such shares are subject to the restrictions contained in the Plan and the applicable Agreement and the Company may cause the transfer agent for the Common Stock to place a stop transfer order with respect to such shares.


                                   ARTICLE XI

                            TERMINATION AND AMENDMENT

11.1 General. Unless the Plan shall theretofore have been terminated as hereinafter provided, no Options may be granted under the Plan on or after the tenth anniversary of the Effective Date. The Board or the Committee may at any time prior to the tenth anniversary of the Effective Date terminate the Plan, and may, from time to time, suspend or discontinue the Plan or modify or amend the Plan in such respects as it shall deem advisable; except that no such modification or amendment shall be effective prior to approval by the Company's stockholders to the extent such approval is required by applicable legal requirements.

11.2 Modification. No termination, modification or amendment of the Plan may, without the consent of the person to whom any Option shall theretofore have been granted, adversely affect the rights of such person with respect to such Option. No modification, extension, renewal or other change in any Option granted under the Plan shall be made after the grant of such Option, unless the same is consistent with the provisions of the Plan. With the consent of the Holder and subject to the terms and conditions of the Plan, the Committee may amend outstanding Agreements with any Holder, including, without limitation, any amendment which would (i) accelerate the time or times at which the Option may be exercised and/or (ii) extend the scheduled expiration date of the Option. The Committee may, subject to the approval of the Shareholders, and solely with the Holder's consent unless otherwise provided in the Agreement, agree to cancel any Option under the Plan and issue a new Option in substitution therefore, provided that the Option so substituted shall satisfy all of the requirements of the Plan as of the date such new Option is made. Nothing contained in the foregoing provisions of this Section 11.2 shall be construed to prevent the Committee from providing in any Agreement that the rights of the Holder with respect to the Option evidenced thereby shall be subject to such rules and regulations as the Committee may, subject to the express provisions of the Plan, adopt from time to time, or impair the enforceability of any such provision.

                             ECOSCIENCE CORPORATION
       Proxy for Annual Meeting of Stockholders to be held on May 24, 1999

                   THIS PROXY IS BEING SOLICITED ON BEHALF OF
                THE BOARD OF DIRECTORS OF ECOSCIENCE CORPORATION

P KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Michael A. DeGiglio and Kurt Hoffman and each of them, the true and lawful attorneys, agents and proxies
R of the undersigned, with full power of substitution, to vote with respect to all the shares of Common Stock of ECOSCIENCE CORPORATION, standing in the name of the undersigned at the close
O of business on April 2, 1999, at the annual meeting of stockholders to be held at the Company's offices at 10 Alvin Court, East Brunswick, New Jersey and at any and all adjournments
X thereof, with all powers that the undersigned would possess if personally present and especially (but without limiting the
               general   authorization  and  power  hereby  given)  to  vote  as
Y indicated on the reverse side hereof. Said proxies are authorized to vote in their discretion upon any other matters which may come before the meeting.


               The shares represented by this Proxy will be voted in the manner directed, and if no instructions to the contrary are indicated, will be voted FOR the election of the nominee and FOR the proposal listed on the reverse side of this card.

                                                                     SEE REVERSE
                                                                            SIDE

                   (This proxy is continued from reverse side)


                                                          Please mark your  |X|
                                                 votes as in this example.


1.                       FOR nominee          WITHHOLD               2.                  FOR       AGAINST       ABSTAIN
                                             AUTHORITY
                                         to vote for nominee


Election of Thomas A.       |_|                  |_|                 Approval of         |_|        |_|            |_|
Montanti as Director.                                                EcoScience
                                                                     Corporation
                                                                     1999 Stock
                                                                     Option Plan

                                                            PLEASE  MARK,  SIGN,
                                                            DATE AND  RETURN THE
                                                            PROXY CARD  PROMPTLY
                                                            USING THE  ENCLOSED
                                                            ENVELOPE.


Signature(s) of                                                                   Dated ________________, 1999
Stockholder(s) _________________________________________________________________
(Joint owners must EACH sign.  Please sign EXACTLY as your name(s)  appear(s) on this card. When signing as attorney, trustee, executor, administrator,  guardian or corporate officer, please give your FULL title.)